UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2010

ASSURANCEAMERICA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-06334	87-0281240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

RiverEdge One, Suite 600
5500 Interstate North Parkway
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(770) 925-0200 x 6259

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

ASSURANCEAMERICA CORPORATION announced its audited financial results for twelve months ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated April 6, 2010, issued by Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 7, 2010	ASSURANCEAMERICA CORPORATION

	By:	/s/ Mark H. Hain
Mark H. Hain, EVP, SEC and General Counsel